Income Taxes	12 Months Ended
May. 31, 2015
Income Taxes

Note 12 – Income Taxes

Deferred taxes are recorded for all existing temporary differences in the Company’s assets and liabilities for income tax and financial reporting purposes. Due to the valuation allowance for deferred tax assets, as noted below, there was no net deferred tax benefit or expense for the periods ended May 31, 2015 and 2014.

Reconciliation of the federal statutory income tax rate of 34% to the effective income tax rate is as follows for all periods presented:

	2015	2014
Income tax provision at statutory rate	34.0%	34.0%
State income taxes, net	0.0	0.4
Rate change	(0.6)	(9.6)
Derivative gain/loss	(1.2)	—
Valuation allowance	(32.2)	(24.8)

	0.0%	0.0%

Net deferred tax assets and liabilities are comprised of the following as of May 31, 2015 and 2014:

	2015	2014
Deferred tax asset (liability) current:
Accrued expenses	$219,100	$159,300
Debt discount and amortization		—
Valuation allowance	(219,100)	(159,300)

	$—	$—

Deferred tax asset (liability) non-current:
Net operating loss	$16,857,600	$9,957,400
Debt discount	(902,700)	(663,700)
Expense on non-qualified stock options	3,073,500	2,893,300
Other	211,700	176,200

Valuation allowance	(19,240,100)	12,363,200

	$—	$—

The tax benefit for the period presented is offset by a valuation allowance established against deferred tax assets arising from operating losses and other temporary differences, the realization of which could not be considered more likely than not. In future periods, tax benefits and related tax deferred assets will be recognized when management considers realization of such amounts to be more likely than not.

At May 31, 2015, the Company had available net operating loss carry forwards of approximately $49,581,217, which expire beginning in 2022.

The Company’s income tax returns remain subject to examination by all tax jurisdictions for tax years May 31, 2012 through 2014.